UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2014

VULCAN MATERIALS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive

Birmingham, Alabama 35242

(Address of principal executive offices) (zip code)

(205) 298-3000

Registrant's telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Vulcan Materials Company (the “Company”) has previously filed its Unfunded Supplemental Benefit Plan for Salaried Employees as Exhibit 10.4 to its Current Report on Form 8-K on December 17, 2008 (the “Unfunded Supplemental Plan”). The Company has executed an Amendment No. 1 to the Unfunded Supplemental Plan effective as of January 1, 2014 (“Amendment”). The Amendment freezes the Supplemental Retirement Benefits (as defined in the Unfunded Supplemental Plan) as of January 1, 2014. The entire Amendment is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibit is being filed with this report:

Exhibit Number	Description

10.1	Amendment No. 1 to Unfunded Supplemental Benefit Plan for Salaried Employees effective as of January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: January 7, 2014	By:	/s/ Michael R. Mills
		Name:	Michael R. Mills
		Title:	Sr. Vice President and General Counsel

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